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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 28, 1998



                            FEDERAL TRUST CORPORATION
             (Exact name of registrant as specified in its charter)



Florida                                 33-27139                  59-2935028
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(State or other jurisdiction      Commission File Number      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                               1211 Orange Avenue
                           Winter Park, Florida 32789
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                    (Address of principal executive offices)
                 Registrant's telephone number: (407) 645-1201







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Item 5.  OTHER EVENTS

On June 1, 1998 Federal Trust Bank received notification from its primary regulator, the Office of Thrift Supervision ("OTS"), in a letter dated May 28, 1998, that the individual Cease and Desist Orders against Federal Trust Bank and Federal Trust Corporation had been terminated by the OTS. Both Cease and Desist orders had been issued on October 3, 1994 by the OTS, and management of the Bank and the Corporation had, on January 22, 1998, requested that the orders be terminated based on the improved rating received by Bank from the OTS in its most recent examination and the infusion of $3,700,000 in additional capital into the Bank by Federal Trust Corporation in December, 1997.



FEDERAL TRUST CORPORATION
(Registrant)


By:   /s/ Aubrey H. Wright, Jr.
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    Aubrey H. Wright, Jr.
    Chief Financial Officer and duly authorized
    Officer of the Registran